U.S. Global Investors Funds
SUPPLEMENT DATED October 1, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED February 28, 2009
Effective October 1, 2009, the Trust has retained Glass Lewis & Co. (“Glass Lewis”), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle the administrative functions associated with the voting of fund proxies. The proxy voting guidelines developed and maintained by Glass Lewis are an extensive list of common proxy voting issues and its voting recommendations. A copy of the guidelines can be obtained by calling 1-800-USFUNDS and is available on the funds’ website at www.usfunds.com.
Prior to October 1, 2009, Risk Metrics provided proxy services to the Trust. All references to Risk Metrics in the SAI should be deleted and replaced with Glass Lewis.